Exhibit 23a

                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation of our report dated January 27, 1999, included or incorporated by reference in this Form 10-K, into the Company's previously filed Registration Statements, File Numbers 33-71130, 33-15868, 33-63059, and 33-17451.



                                          /s/ ARTHUR ANDERSEN LLP

Minneapolis, Minnesota,
March 9, 1999